                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                November 21, 2003


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)


          Louisiana                        1-12227               72-1106167
-------------------------------    -----------------------   ------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        dentification No.)


                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)


                                 (225) 932-2500
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On November 21, 2003, The Shaw Group Inc. issued a press release that is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1. Press Release dated November 21, 2003 - The Shaw Group Agrees to Purchase Energy Delivery Services, Inc. from Duke Energy - Acquisition to Expand Shaw's Electric Transmission and Distribution Capabilities.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SHAW GROUP INC.
                                        (Registrant)

Date:      November 21, 2003            By:  /s/  Robert L. Belk
                                             ----------------------------------
                                             Robert L. Belk,
                                             Executive Vice President and
                                             Chief Financial Officer

                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                                November 21, 2003



Exhibit Number           Description                                  Page No.
--------------           -----------                                  --------

    99.1 Press Release dated November 21, 2003 - The Shaw Group Agrees to Purchase Energy Delivery Services, Inc. from Duke Energy - Acquisition to Expand Shaw's Electric Transmission and Distribution Capabilities.


                                      -3-